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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 30, 1998



          Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.
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                 (Exact name of registrant as specified in its
                                   charter)


       Rhode Island                        0-24467           05-0440218
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(State or other jurisdiction of        (Commission File   (I.R.S. Employer
incorporation or organization)             Number)          Identification No.)



            10400 Fernwood Road, Bethesda, Maryland                20817
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          (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (301) 380-2070

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ITEM 5.   OTHER EVENTS.


          On December 30, 1998, following approval by the limited partners, Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. was acquired by Host Marriott, L.P., the Operating Partnership, through a merger as described in the Prospectus/Consent Solicitation Statement dated October 8, 1998. The final Exchange Value is $33,256 per Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. Unit. The minimum number of OP Units (or Common Shares of Host REIT if a limited partner so elects) a limited partner will receive in exchange for his interest in Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. is 2,146 per Partnership Unit. The Note Election Amount is equal to $31,272 per Partnership Unit. The period of time during which a limited partner may elect to receive an Operating Partnership Note or Common Shares of Host REIT in exchange for OP Units will expire at 5:00 p.m., Eastern time, on January 22, 1999, unless extended. If a limited partner does not make an election, the limited partner will receive and retain OP Units. The period of time over which the price of an OP Unit will be determined ends on January 29, 1999. The price per OP Unit will be equal to the average closing price of Host REIT shares on the New York Stock Exchange (HMT) over the 20 trading days ending on January 29, 1999 (but will not be greater than $15.50 or less than $9.50).

          The letter sent by Host Marriott, L.P. to the Chicago Suites limited partners is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)   Financial statements of businesses acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.


          (c)   Exhibits

          Exhibit No.      Description
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                 99.1      Letter from Host Marriott, L.P. to Chicago Suites
                           limited partners regarding valuation period, election
                           period, final exchange values and Note election
                           amounts.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MUTUAL BENEFIT CHICAGO MARRIOTT SUITE
                                    HOTEL PARTNERS, L.P.

                                    By: HMC Chicago LLC, its general partner



Date:  December 31, 1998                 By:       /s/ Donald D. Olinger
                                            -----------------------------------
                                            Name:  Donald D. Olinger
                                            Title: Vice President and Treasurer